Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure	All equity awards to executive officers are discretionary and are approved by the Compensation Committee with a grant date determined at the time of approval. Ponce Financial Group, Inc. did not grant stock options or other equity awards to its executive officers in 2024. The Compensation Committee does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Award Timing Method	All equity awards to executive officers are discretionary and are approved by the Compensation Committee with a grant date determined at the time of approval.
Award Timing Predetermined	true
Award Timing MNPI Considered	true
Award Timing, How MNPI Considered	Ponce Financial Group, Inc. did not grant stock options or other equity awards to its executive officers in 2024.
MNPI Disclosure Timed for Compensation Value	false